UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
May 31
Date of reporting period:
May 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Multi-Manager Value Strategies Fund
Institutional Class / CZMVX
Annual Shareholder Report | May 31, 2024
This annual shareholder report contains important information about Multi-Manager Value Strategies Fund (the Fund) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$ 77	0.69%
Management's Discussion of Fund Performance
Top Performance Contributors
Stock selection
| Selection in the financials, information technology and materials sectors boosted the Fund’s results most during the annual period.
Allocations
| Underweights to the real estate and consumer staples sectors and an overweight to the industrials sectors positively impacted relative performance.
Individual holdings
| Positions in Parker-Hannifin, an electronics equipment manufacturer; American International Group and Allstate, diversified insurance providers; KKR & Co., an investment firm; and Caterpillar, a manufacturer of construction and mining equipment, were among the top contributors to Fund performance.
Top Performance Detractors
Stock selection
| Selection in the health care, consumer staples and energy sectors detracted from the Fund’s results during the annual period.
Allocations
| Holding cash, an overweight to the consumer discretionary sector and an underweight to the financials sector detracted from performance.
Individual holdings
| Positions in Humana, a managed health care provider; PepsiCo, a beverage, food and snack company; and CarMax, a used car retailer were among the top detractors. Relative underweights to GE Aerospace, an aircraft company; and Micron Technology, a memory and storage solutions company, also detracted during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class (a),(b)	23.45	11.61	9.25
Russell 1000 Value Index	21.71	10.74	8.61
Russell 1000 Index	28.01	15.42	12.40
(a)
The returns shown for periods prior to January 3, 2017 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class A. Class A shares were offered prior to the Fund's Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.

(b)
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 5,294,390,205
Total number of portfolio holdings	421
Management services fees (represents 0.60% of Fund average net assets)	$ 27,850,697
Portfolio turnover for the reporting period	20%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
JPMorgan Cha se & Co.	3.0%
Exxon Mobil Corp.	2.3%
Chevron Corp.	2.2%
ConocoPhillips Co.	2.0%
Bank of America Corp.	1.9%
American International Group, Inc.	1.7%
Abbott Laboratories	1.7%
Wells Fargo & Co.	1.6%
Parker-Hannifin Corp.	1.4%
Texas Instruments, Inc.	1.3%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund: including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member
FIN
R
A
, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant		Amount billed to the registrant's investment advisor
	May 31, 2024	May 31, 2023	May 31, 2024	May 31, 2023
Audit fees (a)	$31,493	$30,090	$0	$0
Audit-related fees (b)	$0	$0	$0	$0
Tax fees (c)	$12,850	$13,850	$0	$0
All other fees (d)	$0	$0	$0	$0
Non-audit fees (g)	$0	$0	$581,000	$577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Multi-Manager Value Strategies Fund
Annual Financial Statements and Additional Information
May 31, 2024

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Multi-Manager Value Strategies Fund | 2024

Portfolio of Investments
May 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.8%
Issuer	Shares	Value ($)
Communication Services 4.3%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	2,275,606	41,461,541
GCI Liberty, Inc. Escrow(a),(b),(c)	8,656	0
Verizon Communications, Inc.	742,590	30,557,579
Total		72,019,120
Entertainment 0.7%
Electronic Arts, Inc.	36,939	4,908,454
Liberty Media Corp.-Liberty Formula One, Class A(b)	2,700	184,707
Liberty Media Corp.-Liberty Formula One, Class C(b)	20,074	1,488,287
Sphere Entertainment Co.(b)	476	17,374
Take-Two Interactive Software, Inc.(b)	19,789	3,173,364
Walt Disney Co. (The)	249,876	25,964,615
Warner Bros Discovery, Inc.(b)	298,230	2,457,415
Total		38,194,216
Interactive Media & Services 0.6%
Alphabet, Inc., Class A(b)	167,556	28,903,410
Meta Platforms, Inc., Class A	6,946	3,242,601
Total		32,146,011
Media 1.3%
Charter Communications, Inc., Class A(b)	3,879	1,113,739
Comcast Corp., Class A	1,356,701	54,308,741
Fox Corp., Class A	80,559	2,773,646
Fox Corp., Class B	64,046	2,045,629
Interpublic Group of Companies, Inc. (The)	128,172	4,020,756
Liberty Broadband Corp., Class A(b)	2,117	114,826
Liberty Broadband Corp., Class C(b)	15,540	840,559
Liberty Media Corp.-Liberty SiriusXM(b)	27,937	633,052
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	12,333	280,329
News Corp., Class A	44,057	1,197,910
News Corp., Class B	21,231	591,920
Omnicom Group, Inc.	2,791	259,451
Paramount Global, Class A	3,915	80,923
Paramount Global, Class B	81,905	975,489
Total		69,236,970
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.3%
T-Mobile US, Inc.	100,741	17,625,645
Total Communication Services		229,221,962
Consumer Discretionary 8.6%
Automobile Components 0.7%
Aptiv PLC(b)	58,698	4,887,196
Autoliv, Inc.	16,495	2,104,267
BorgWarner, Inc.	71,551	2,551,509
Gentex Corp.	35,624	1,246,840
Lear Corp.	227,721	28,544,827
Phinia, Inc.	154	6,893
Total		39,341,532
Automobiles 1.5%
Ford Motor Co.	1,156,982	14,034,191
General Motors Co.	1,440,929	64,827,396
Total		78,861,587
Broadline Retail 1.0%
Amazon.com, Inc.(b)	235,191	41,497,100
eBay, Inc.	202,338	10,970,767
Total		52,467,867
Distributors 0.3%
Genuine Parts Co.	66,584	9,597,418
LKQ Corp.	104,488	4,496,118
Total		14,093,536
Hotels, Restaurants & Leisure 1.0%
Aramark	45,023	1,447,490
Caesars Entertainment, Inc.(b)	15,638	556,087
Carnival Corp.(b)	122,961	1,854,252
Hyatt Hotels Corp., Class A	5,864	864,764
McDonald’s Corp.	76,996	19,933,494
MGM Resorts International(b)	82,729	3,323,224
Royal Caribbean Cruises Ltd.(b)	7,518	1,110,258
Starbucks Corp.	290,335	23,290,674
Total		52,380,243
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.5%
D.R. Horton, Inc.	81,202	12,001,656
Garmin Ltd.	36,640	6,003,464
Lennar Corp., Class A	68,929	11,052,765
Lennar Corp., Class B	6,374	932,261
NVR, Inc.(b)	4,703	36,122,473
PulteGroup, Inc.	82,663	9,698,023
Toll Brothers, Inc.	9,780	1,189,639
TopBuild Corp.(b)	670	280,027
Whirlpool Corp.	19,031	1,770,454
Total		79,050,762
Specialty Retail 2.4%
Best Buy Co., Inc.	7,996	678,221
CarMax, Inc.(b)	614,831	43,198,026
Dick’s Sporting Goods, Inc.	1,132	257,688
Home Depot, Inc. (The)	199,031	66,649,511
Lithia Motors, Inc., Class A	3,067	776,380
Penske Automotive Group, Inc.	8,726	1,327,225
TJX Companies, Inc. (The)	145,036	14,953,212
Total		127,840,263
Textiles, Apparel & Luxury Goods 0.2%
Capri Holdings Ltd.(b)	1,180	40,769
NIKE, Inc., Class B	80,465	7,648,198
Ralph Lauren Corp.	6,915	1,292,275
Tapestry, Inc.	15,420	670,616
Total		9,651,858
Total Consumer Discretionary		453,687,648
Consumer Staples 6.6%
Beverages 1.8%
Coca-Cola Co. (The)	315,735	19,869,204
Constellation Brands, Inc., Class A	15,889	3,975,904
Keurig Dr. Pepper, Inc.	71,967	2,464,870
Molson Coors Beverage Co., Class B	26,873	1,472,909
PepsiCo, Inc.	385,692	66,686,147
Total		94,469,034
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 2.7%
Albertsons Companies, Inc., Class A	16,463	339,796
Casey’s General Stores, Inc.	3,258	1,080,939
Dollar Tree, Inc.(b)	53,524	6,313,156
Kroger Co. (The)	230,112	12,050,965
Performance Food Group, Inc.(b)	15,921	1,108,102
Sysco Corp.	536,930	39,099,242
Target Corp.	274,204	42,819,697
U.S. Foods Holding Corp.(b)	50,755	2,681,387
Walgreens Boots Alliance, Inc.	57,994	940,663
Walmart, Inc.	573,062	37,684,557
Total		144,118,504
Food Products 1.4%
Archer-Daniels-Midland Co.	79,684	4,975,469
Bunge Global SA	46,998	5,056,515
Campbell Soup Co.	27,033	1,199,725
ConAgra Foods, Inc.	70,682	2,111,978
Darling Ingredients, Inc.(b)	9,352	377,821
General Mills, Inc.	301,217	20,708,669
Hormel Foods Corp.	47,822	1,481,526
Ingredion, Inc.	349	41,035
JM Smucker Co. (The)	15,942	1,779,765
Kraft Heinz Co. (The)	54,974	1,944,430
McCormick & Co., Inc.	6,540	472,319
Mondelez International, Inc., Class A	431,534	29,573,025
Pilgrim’s Pride Corp.(b)	284	10,204
Tyson Foods, Inc., Class A	60,666	3,473,128
Total		73,205,609
Household Products 0.6%
Procter & Gamble Co. (The)	205,575	33,825,310
Personal Care Products 0.1%
BellRing Brands, Inc.(b)	8,344	485,371
Coty, Inc., Class A(b)	9,303	96,379
Kenvue, Inc.	111,898	2,159,631
Total		2,741,381
Total Consumer Staples		348,359,838
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 9.9%
Energy Equipment & Services 0.2%
Baker Hughes Co.	247,758	8,294,938
Halliburton Co.	60,969	2,237,562
Schlumberger NV	38,345	1,759,652
TechnipFMC PLC	48,738	1,276,448
Total		13,568,600
Oil, Gas & Consumable Fuels 9.7%
Chesapeake Energy Corp.	18,472	1,679,659
Chevron Corp.	725,852	117,805,780
ConocoPhillips Co.	888,463	103,488,170
Coterra Energy, Inc.	163,154	4,653,152
Devon Energy Corp.	152,815	7,500,160
Diamondback Energy, Inc.	196,102	39,075,284
EOG Resources, Inc.	259,296	32,295,317
EQT Corp.	61,395	2,522,721
Exxon Mobil Corp.	1,047,828	122,868,311
Hess Corp.	888	136,841
HF Sinclair Corp.	18,010	994,692
Kinder Morgan, Inc.	429,786	8,376,529
Marathon Oil Corp.	145,822	4,223,005
Marathon Petroleum Corp.	76,090	13,438,255
Occidental Petroleum Corp.	91,230	5,701,875
ONEOK, Inc.	29,686	2,404,566
Ovintiv, Inc.	40,031	2,068,402
Phillips 66	56,617	8,045,842
Valero Energy Corp.	176,348	27,711,325
Williams Companies, Inc. (The)	187,151	7,768,638
Total		512,758,524
Total Energy		526,327,124
Financials 20.9%
Banks 8.4%
Bank of America Corp.	2,524,867	100,969,431
Citigroup, Inc.	134,770	8,397,519
Citizens Financial Group, Inc.	56,240	1,984,710
East West Bancorp, Inc.	8,684	644,266
Fifth Third Bancorp	154,923	5,797,219
First Citizens BancShares Inc., Class A	2,461	4,179,836
Common Stocks (continued)
Issuer	Shares	Value ($)
First Horizon Corp.	7,895	125,057
Huntington Bancshares, Inc.	279,599	3,892,018
JPMorgan Chase & Co.	781,772	158,410,460
KeyCorp	2,072,258	29,778,347
M&T Bank Corp.	35,593	5,395,899
PNC Financial Services Group, Inc. (The)	145,284	22,866,249
Prosperity Bancshares, Inc.	622	38,751
Regions Financial Corp.	250,269	4,842,705
Truist Financial Corp.	204,350	7,714,213
U.S. Bancorp	161,929	6,566,221
Webster Financial Corp.	7,806	345,181
Wells Fargo & Co.	1,369,207	82,042,883
Zions Bancorp	3,407	147,148
Total		444,138,113
Capital Markets 3.1%
Bank of New York Mellon Corp. (The)	405,638	24,180,081
BlackRock, Inc.	25,522	19,703,750
Blackstone, Inc.	51,956	6,260,698
Carlyle Group, Inc. (The)	18,356	788,574
CME Group, Inc.	111,965	22,726,656
Franklin Resources, Inc.	61,397	1,448,969
Goldman Sachs Group, Inc. (The)	32,476	14,825,944
Intercontinental Exchange, Inc.	12,617	1,689,416
Invesco Ltd.	14,455	227,088
Jefferies Financial Group, Inc.	13,256	616,669
Morgan Stanley	349,755	34,220,029
Nasdaq, Inc.	448,420	26,470,233
Northern Trust Corp.	16,119	1,357,865
Raymond James Financial, Inc.	47,626	5,846,091
State Street Corp.	40,788	3,083,165
T. Rowe Price Group, Inc.	25,762	3,035,536
Total		166,480,764
Consumer Finance 0.5%
Ally Financial, Inc.	100,437	3,914,030
Capital One Financial Corp.	64,368	8,858,968
Discover Financial Services	63,015	7,729,420
Synchrony Financial	118,486	5,189,686
Total		25,692,104
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 2.7%
Apollo Global Management, Inc.	5,640	655,142
Berkshire Hathaway, Inc., Class B(b)	170,072	70,477,837
Block, Inc., Class A(b)	24,653	1,579,764
Corebridge Financial, Inc.	33,174	967,686
Equitable Holdings, Inc.	219	9,086
Fidelity National Information Services, Inc.	105,378	7,996,083
Fiserv, Inc.(b)	47,951	7,181,142
Global Payments, Inc.	38,530	3,924,281
PayPal Holdings, Inc.(b)	8,120	511,479
Visa, Inc., Class A	183,625	50,030,467
Total		143,332,967
Insurance 6.2%
Aflac, Inc.	107,086	9,623,819
Allstate Corp. (The)	337,297	56,503,993
American Financial Group, Inc.	1,243	161,478
American International Group, Inc.	1,167,969	92,059,317
Arch Capital Group Ltd.(b)	96,111	9,863,872
Assurant, Inc.	6,544	1,135,188
Axis Capital Holdings Ltd.	98	7,240
Chubb Ltd.	138,821	37,595,503
Cincinnati Financial Corp.	12,916	1,518,663
Everest Group Ltd.	7,231	2,826,815
F&G Annuities & Life, Inc.	5,189	209,687
Fidelity National Financial, Inc.	76,310	3,842,972
Globe Life, Inc.	18,240	1,509,542
Hartford Financial Services Group, Inc. (The)	375,881	38,884,889
Loews Corp.	31,217	2,397,466
Markel Group, Inc.(b)	1,745	2,864,575
Marsh & McLennan Companies, Inc.	116,454	24,173,521
MetLife, Inc.	94,838	6,863,426
Old Republic International Corp.	20,324	645,897
Principal Financial Group, Inc.	54,334	4,457,561
Prudential Financial, Inc.	94,331	11,352,736
Reinsurance Group of America, Inc.	876	183,785
RenaissanceRe Holdings Ltd.	735	167,477
Travelers Companies, Inc. (The)	60,473	13,044,026
Unum Group	4,025	216,787
Common Stocks (continued)
Issuer	Shares	Value ($)
Willis Towers Watson PLC	11,363	2,900,860
WR Berkley Corp.	24,720	2,003,062
Total		327,014,157
Total Financials		1,106,658,105
Health Care 14.2%
Biotechnology 1.7%
AbbVie, Inc.	335,121	54,034,910
Biogen, Inc.(b)	36,348	8,176,119
BioMarin Pharmaceutical, Inc.(b)	7,479	561,448
Gilead Sciences, Inc.	178,602	11,478,751
Incyte Corp.(b)	1,345	77,728
Moderna, Inc.(b)	32,456	4,626,603
Regeneron Pharmaceuticals, Inc.(b)	10,215	10,012,334
United Therapeutics Corp.(b)	5,531	1,521,744
Vertex Pharmaceuticals, Inc.(b)	1,230	560,068
Total		91,049,705
Health Care Equipment & Supplies 4.6%
Abbott Laboratories	853,857	87,255,647
Baxter International, Inc.	60,715	2,069,774
Becton Dickinson & Co.	245,921	57,046,294
Boston Scientific Corp.(b)	42,466	3,209,156
Cooper Cos, Inc. (The)	8,134	767,118
GE HealthCare Technologies, Inc.	112,768	8,795,904
Hologic, Inc.(b)	37,056	2,733,992
Medtronic PLC	645,093	52,491,217
Solventum Corp.(b)	1,661	98,564
STERIS PLC	14,388	3,206,797
Stryker Corp.	64,817	22,108,431
Teleflex, Inc.	2,191	458,072
Zimmer Biomet Holdings, Inc.	30,426	3,503,554
Total		243,744,520
Health Care Providers & Services 4.6%
Centene Corp.(b)	96,876	6,935,353
Cigna Group (The)	47,371	16,324,994
CVS Health Corp.	219,446	13,078,982
Elevance Health, Inc.	81,230	43,740,731
HCA Healthcare, Inc.	150,995	51,300,551
Henry Schein, Inc.(b)	38,024	2,636,584
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Humana, Inc.	78,568	28,136,772
Labcorp Holdings, Inc.	183,502	35,766,375
McKesson Corp.	5,309	3,023,953
Molina Healthcare, Inc.(b)	1,266	398,258
Quest Diagnostics, Inc.	43,722	6,207,212
UnitedHealth Group, Inc.	64,613	32,007,342
Universal Health Services, Inc., Class B	26,871	5,100,116
Total		244,657,223
Life Sciences Tools & Services 0.7%
Avantor, Inc.(b)	78,469	1,889,533
Bio-Rad Laboratories, Inc., Class A(b)	2,694	772,801
Charles River Laboratories International, Inc.(b)	7,719	1,608,948
Danaher Corp.	49,984	12,835,891
Revvity, Inc.	15,737	1,719,425
Thermo Fisher Scientific, Inc.	25,771	14,637,413
Total		33,464,011
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	271,771	11,167,070
Catalent, Inc.(b)	6,266	337,048
Jazz Pharmaceuticals PLC(b)	11,725	1,234,056
Johnson & Johnson	261,814	38,400,259
Merck & Co., Inc.	258,349	32,433,134
Pfizer, Inc.	1,826,587	52,349,984
Viatris, Inc.	203,802	2,160,301
Total		138,081,852
Total Health Care		750,997,311
Industrials 15.2%
Aerospace & Defense 2.1%
General Dynamics Corp.	32,289	9,679,274
General Electric Co.	21,097	3,483,959
Howmet Aerospace, Inc.	40,121	3,396,243
Huntington Ingalls Industries, Inc.	5,304	1,342,442
L3Harris Technologies, Inc.	166,928	37,530,422
Lockheed Martin Corp.	33,407	15,712,648
Northrop Grumman Corp.	47,255	21,301,136
RTX Corp.	134,435	14,493,437
Textron, Inc.	54,703	4,792,530
Total		111,732,091
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.5%
FedEx Corp.	42,255	10,731,080
GXO Logistics, Inc.(b)	4,440	223,021
United Parcel Service, Inc., Class B	99,106	13,768,797
Total		24,722,898
Building Products 0.9%
Builders FirstSource, Inc.(b)	45,842	7,370,935
Carlisle Companies, Inc.	8,175	3,419,521
Carrier Global Corp.	45,752	2,891,069
Fortune Brands Innovations, Inc.	29,167	2,043,440
Johnson Controls International PLC	113,509	8,162,432
Owens Corning	26,387	4,777,894
Trane Technologies PLC	50,814	16,639,552
Total		45,304,843
Commercial Services & Supplies 1.1%
Republic Services, Inc.	61,142	11,322,887
Veralto Corp.	19,635	1,935,618
Waste Management, Inc.	222,148	46,813,248
Total		60,071,753
Construction & Engineering 0.3%
AECOM	28,741	2,510,239
Arcosa, Inc.	165	14,505
EMCOR Group, Inc.	3,436	1,335,436
Quanta Services, Inc.	39,874	11,002,831
Total		14,863,011
Electrical Equipment 1.1%
Acuity Brands, Inc.	34	8,827
AMETEK, Inc.	32,819	5,565,446
Eaton Corp. PLC	43,671	14,535,892
Emerson Electric Co.	28,115	3,153,379
GE Vernova, Inc.(b)	14,186	2,495,317
Hubbell, Inc.	361	140,389
NEXTracker, Inc., Class A(b)	14,242	785,731
nVent Electric PLC	5,281	429,768
Regal Rexnord Corp.	197,513	29,536,094
Sensata Technologies Holding	5,647	233,334
Total		56,884,177
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 1.5%
CSX Corp.	14,702	496,193
JB Hunt Transport Services, Inc.	6,779	1,089,724
Knight-Swift Transportation Holdings, Inc.	7,444	359,173
Norfolk Southern Corp.	35,480	7,975,904
U-Haul Holding Co.(b)	5,483	346,690
U-Haul Holding Co.	48,155	2,927,343
Union Pacific Corp.	281,676	65,579,806
Total		78,774,833
Industrial Conglomerates 0.9%
3M Co.	6,644	665,330
Honeywell International, Inc.	227,976	46,094,468
Total		46,759,798
Machinery 4.5%
AGCO Corp.	21,789	2,338,613
Caterpillar, Inc.	124,441	42,125,767
Cummins, Inc.	72,989	20,563,191
Deere & Co.	99,749	37,381,935
Dover Corp.	30,956	5,690,332
Fortive Corp.	43,377	3,228,984
IDEX Corp.	4,101	855,633
Illinois Tool Works, Inc.	49,896	12,112,254
Ingersoll Rand, Inc.	67,147	6,248,028
Otis Worldwide Corp.	54,838	5,439,930
PACCAR, Inc.	133,663	14,368,772
Parker-Hannifin Corp.	136,202	72,394,087
Pentair PLC	46,342	3,771,312
Snap-On, Inc.	18,739	5,113,124
Stanley Black & Decker, Inc.	19,711	1,718,208
Westinghouse Air Brake Technologies Corp.	25,049	4,239,042
Xylem, Inc.	12,952	1,826,491
Total		239,415,703
Passenger Airlines 0.3%
Delta Air Lines, Inc.	190,659	9,727,422
Southwest Airlines Co.	84,494	2,267,819
United Airlines Holdings, Inc.(b)	88,458	4,687,390
Total		16,682,631
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.3%
Automatic Data Processing, Inc.	60,900	14,915,628
Booz Allen Hamilton Holding Corp.	54,922	8,359,678
Concentrix Corp.	3,614	221,647
Jacobs Solutions, Inc.	17,527	2,442,212
Leidos Holdings, Inc.	36,878	5,422,910
SS&C Technologies Holdings, Inc.	629,167	39,039,812
TransUnion	18,961	1,363,675
Total		71,765,562
Trading Companies & Distributors 0.7%
Ferguson PLC	122,549	25,213,231
United Rentals, Inc.	18,295	12,246,856
WESCO International, Inc.	3,671	658,908
Total		38,118,995
Total Industrials		805,096,295
Information Technology 8.9%
Communications Equipment 1.0%
Cisco Systems, Inc.	1,037,107	48,225,475
F5, Inc.(b)	3,013	509,107
Juniper Networks, Inc.	44,440	1,585,175
Total		50,319,757
Electronic Equipment, Instruments & Components 0.6%
Arrow Electronics, Inc.(b)	4,781	627,793
Avnet, Inc.	268	14,633
Corning, Inc.	255,656	9,525,743
Flex Ltd.(b)	81,764	2,708,841
IPG Photonics Corp.(b)	223	19,341
Jabil, Inc.	18,328	2,179,199
Keysight Technologies, Inc.(b)	6,931	959,805
TD SYNNEX Corp.	5,786	757,040
TE Connectivity Ltd.	85,286	12,767,314
Teledyne Technologies, Inc.(b)	5,258	2,087,163
Trimble Navigation Ltd.(b)	900	50,112
Zebra Technologies Corp., Class A(b)	2,449	764,921
Total		32,461,905
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.0%
Accenture PLC, Class A	54,314	15,332,299
Akamai Technologies, Inc.(b)	28,159	2,597,386
Amdocs Ltd.	31,789	2,511,331
Cognizant Technology Solutions Corp., Class A	138,569	9,166,339
EPAM Systems, Inc.(b)	1,447	257,465
International Business Machines Corp.	137,608	22,959,895
Kyndryl Holdings, Inc.(b)	3,420	91,006
Okta, Inc.(b)	1,104	97,903
Twilio, Inc., Class A(b)	1,217	69,856
Total		53,083,480
Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc.(b)	20,509	3,422,952
Analog Devices, Inc.	190,655	44,706,691
Broadcom, Inc.	25,500	33,878,025
GlobalFoundries, Inc.(b)	4,926	241,374
Intel Corp.	288,639	8,904,513
KLA Corp.	37,022	28,119,320
Lam Research Corp.	25,425	23,707,287
Marvell Technology, Inc.	61,411	4,225,691
Microchip Technology, Inc.	171,226	16,648,304
Micron Technology, Inc.	78,380	9,797,500
ON Semiconductor Corp.(b)	100,779	7,360,898
Qorvo, Inc.(b)	14,142	1,391,431
Skyworks Solutions, Inc.	32,797	3,038,970
Texas Instruments, Inc.	363,863	70,956,924
Total		256,399,880
Software 1.3%
Dolby Laboratories, Inc., Class A	659	53,386
Microsoft Corp.	130,033	53,980,599
Roper Technologies, Inc.	3,927	2,092,149
Salesforce, Inc.	49,110	11,513,348
Total		67,639,482
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.2%
Hewlett Packard Enterprise Co.	372,558	6,575,648
HP, Inc.	37,320	1,362,180
Western Digital Corp.(b)	42,930	3,232,200
Total		11,170,028
Total Information Technology		471,074,532
Materials 5.0%
Chemicals 2.1%
Air Products & Chemicals, Inc.	25,774	6,873,926
Albemarle Corp.	21,671	2,656,648
Celanese Corp., Class A	14,700	2,234,988
CF Industries Holdings, Inc.	46,117	3,676,908
Corteva, Inc.	54,866	3,069,204
Dow, Inc.	194,652	11,217,795
DuPont de Nemours, Inc.	47,436	3,897,342
Eastman Chemical Co.	43,390	4,396,709
FMC Corp.	1,431	87,219
International Flavors & Fragrances, Inc.	23,348	2,245,611
Linde PLC	85,830	37,380,682
LyondellBasell Industries NV, Class A	98,970	9,839,597
Mosaic Co. (The)	78,129	2,416,530
PPG Industries, Inc.	138,433	18,191,480
Westlake Corp.	19,870	3,190,327
Total		111,374,966
Construction Materials 0.6%
Martin Marietta Materials, Inc.	43,422	24,840,858
Vulcan Materials Co.	30,147	7,710,698
Total		32,551,556
Containers & Packaging 0.8%
Amcor PLC	187,657	1,908,472
Avery Dennison Corp.	36,801	8,375,540
Ball Corp.	53,776	3,733,668
Crown Holdings, Inc.	9,370	788,860
International Paper Co.	286,585	12,922,118
Packaging Corp. of America	61,495	11,283,717
Sonoco Products Co.	212	13,010
WestRock Co.	37,102	1,990,151
Total		41,015,536
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.5%
Cleveland-Cliffs, Inc.(b)	63,354	1,094,757
Freeport-McMoRan, Inc.	896,399	47,267,119
Newmont Corp.	142,589	5,980,183
Nucor Corp.	68,613	11,585,305
Reliance, Inc.	20,889	6,282,994
Royal Gold, Inc.	389	49,866
Steel Dynamics, Inc.	69,270	9,273,175
Total		81,533,399
Total Materials		266,475,457
Real Estate 2.0%
Industrial REITs 0.2%
Prologis, Inc.	67,678	7,477,742
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(b)	77,682	6,841,454
Jones Lang LaSalle, Inc.(b)	12,564	2,538,807
Zillow Group, Inc., Class C(b)	10,447	427,805
Total		9,808,066
Residential REITs 0.1%
AvalonBay Communities, Inc.	38,109	7,342,842
Specialized REITs 1.5%
Extra Space Storage, Inc.	257,229	37,239,042
Public Storage	23,800	6,517,154
SBA Communications Corp.	178,213	35,050,933
Total		78,807,129
Total Real Estate		103,435,779
Utilities 2.2%
Electric Utilities 0.9%
American Electric Power Co., Inc.	114,874	10,367,378
Entergy Corp.	86,696	9,752,433
NextEra Energy, Inc.	110,535	8,845,011
NRG Energy, Inc.	40,128	3,250,368
Southern Co. (The)	201,173	16,122,004
Total		48,337,194
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
Vistra Corp.	41,094	4,071,594
Multi-Utilities 1.2%
Ameren Corp.	91,306	6,699,121
CMS Energy Corp.	99,942	6,289,350
Dominion Energy, Inc.	551,379	29,730,356
DTE Energy Co.	44,007	5,128,136
Public Service Enterprise Group, Inc.	94,804	7,182,351
WEC Energy Group, Inc.	93,274	7,557,992
Total		62,587,306
Total Utilities		114,996,094
Total Common Stocks (Cost $4,025,661,409)		5,176,330,145

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.547%(d),(e)	107,125,751	107,104,326
Total Money Market Funds (Cost $107,101,081)		107,104,326
Total Investments in Securities (Cost: $4,132,762,490)		5,283,434,471
Other Assets & Liabilities, Net		10,955,734
Net Assets		5,294,390,205
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Notes to Portfolio of Investments
(a)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2024, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at May 31, 2024.
(e)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.547%
	79,035,885	652,835,473	(624,770,899)	3,867	107,104,326	22,346	5,370,796	107,125,751
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	229,221,962	—	0 *	229,221,962
Consumer Discretionary	453,687,648	—	—	453,687,648
Consumer Staples	348,359,838	—	—	348,359,838
Energy	526,327,124	—	—	526,327,124
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Portfolio of Investments (continued)
May 31, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	1,106,658,105	—	—	1,106,658,105
Health Care	750,997,311	—	—	750,997,311
Industrials	805,096,295	—	—	805,096,295
Information Technology	471,074,532	—	—	471,074,532
Materials	266,475,457	—	—	266,475,457
Real Estate	103,435,779	—	—	103,435,779
Utilities	114,996,094	—	—	114,996,094
Total Common Stocks	5,176,330,145	—	0 *	5,176,330,145
Money Market Funds	107,104,326	—	—	107,104,326
Total Investments in Securities	5,283,434,471	—	0 *	5,283,434,471

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Statement of Assets and Liabilities
May 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,025,661,409)	$5,176,330,145
Affiliated issuers (cost $107,101,081)	107,104,326
Receivable for:
Investments sold	1,274,747
Capital shares sold	3,047,282
Dividends	11,322,435
Expense reimbursement due from Investment Manager	2,167
Prepaid expenses	15,433
Total assets	5,299,096,535
Liabilities
Due to custodian	94
Payable for:
Investments purchased	781,387
Capital shares redeemed	3,165,966
Management services fees	84,078
Transfer agent fees	321,155
Compensation of board members	6,208
Other expenses	141,553
Deferred compensation of board members	205,889
Total liabilities	4,706,330
Net assets applicable to outstanding capital stock	$5,294,390,205
Represented by
Paid in capital	3,985,506,028
Total distributable earnings (loss)	1,308,884,177
Total - representing net assets applicable to outstanding capital stock	$5,294,390,205
Institutional Class
Net assets	$5,294,390,205
Shares outstanding	328,536,657
Net asset value per share	$16.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Statement of Operations
Year Ended May 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$105,989,645
Dividends — affiliated issuers	5,370,796
Total income	111,360,441
Expenses:
Management services fees	27,850,697
Transfer agent fees
Institutional Class	4,290,492
Custodian fees	42,384
Printing and postage fees	291,626
Registration fees	141,782
Accounting services fees	32,192
Legal fees	63,528
Compensation of chief compliance officer	874
Compensation of board members	64,101
Deferred compensation of board members	44,568
Other	73,104
Total expenses	32,895,348
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(663,573)
Total net expenses	32,231,775
Net investment income	79,128,666
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	245,875,090
Investments — affiliated issuers	22,346
Foreign currency translations	(4,299)
Futures contracts	(520,495)
Net realized gain	245,372,642
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	658,620,514
Investments — affiliated issuers	3,867
Foreign currency translations	4,399
Net change in unrealized appreciation (depreciation)	658,628,780
Net realized and unrealized gain	904,001,422
Net increase in net assets resulting from operations	$983,130,088
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Statement of Changes in Net Assets

	Year Ended May 31, 2024	Year Ended May 31, 2023
Operations
Net investment income	$79,128,666	$71,597,997
Net realized gain	245,372,642	196,625,980
Net change in unrealized appreciation (depreciation)	658,628,780	(506,496,549)
Net increase (decrease) in net assets resulting from operations	983,130,088	(238,272,572)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(297,380,148)	(459,910,497)
Institutional 3 Class	(172)	(297)
Total distributions to shareholders	(297,380,320)	(459,910,794)
Increase in net assets from capital stock activity	437,160,933	280,464,948
Total increase (decrease) in net assets	1,122,910,701	(417,718,418)
Net assets at beginning of year	4,171,479,504	4,589,197,922
Net assets at end of year	$5,294,390,205	$4,171,479,504

	Year Ended		Year Ended
	May 31, 2024		May 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	72,910,420	1,111,477,137	60,652,201	897,414,259
Distributions reinvested	20,550,817	297,380,148	31,671,423	459,910,497
Shares redeemed	(63,961,386)	(971,693,628)	(71,142,459)	(1,076,859,808)
Net increase	29,499,851	437,163,657	21,181,165	280,464,948
Institutional 3 Class
Shares redeemed	(173)	(2,724)	—	—
Net decrease	(173)	(2,724)	—	—
Total net increase	29,499,678	437,160,933	21,181,165	280,464,948
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended May 31,
	2024	2023	2022	2021	2020
Per share data
Net asset value, beginning of period	$13.95	$16.52	$17.67	$12.48	$12.83
Income (loss) from investment operations:
Net investment income	0.26	0.25	0.23	0.21	0.24
Net realized and unrealized gain (loss)	2.89	(1.12)	0.02 (a)	5.34	(0.06)(a)
Total from investment operations	3.15	(0.87)	0.25	5.55	0.18
Distributions to shareholders
Distributions from net investment income	(0.25)	(0.25)	(0.22)	(0.21)	(0.23)
Distributions from net realized gains	(0.73)	(1.45)	(1.18)	(0.15)	(0.30)
Total distributions to shareholders	(0.98)	(1.70)	(1.40)	(0.36)	(0.53)
Net asset value, end of period	$16.12	$13.95	$16.52	$17.67	$12.48
Total return	23.45%	(5.54%)	1.22%	45.16%	1.07%
Ratios to average net assets
Total gross expenses(b)	0.70%	0.72%(c)	0.69%(c)	0.71%(c)	0.76%
Total net expenses(b),(d)	0.69%	0.72%(c)	0.69%(c)	0.71%(c)	0.74%
Net investment income	1.69%	1.69%	1.31%	1.41%	1.78%
Supplemental data
Net assets, end of period (in thousands)	$5,294,390	$4,171,477	$4,589,195	$5,055,717	$3,589,152
Portfolio turnover	20%	23%	22%	29%	19%

Notes to Financial Highlights
(a)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements
May 31, 2024
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
The Fund’s Board of Trustees approved a proposal to liquidate Institutional 3 Class shares of the Fund. Effective on March 11, 2024, Institutional 3 Class shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Institutional 3 Class shares of the Fund were liquidated. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at

Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(520,495)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended May 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	614,627
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2024 was 0.60% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. As a result of Institutional 3 Class shares of the Fund being liquidated, April 19, 2024 was the last day the Fund paid a transfer agency fee for Institutional 3 Class shares.
For the year ended May 31, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.09
Institutional 3 Class	0.02 (a)

(a)	Unannualized.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2023 through September 30, 2024 (%)	Prior to October 1, 2023 (%)
Institutional Class	0.69	0.74

Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets.
Temporary differences do not require reclassifications.
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(4,299)	(10,672,701)	10,677,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2024			Year Ended May 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
76,531,369	220,848,951	297,380,320	78,103,251	381,807,543	459,910,794
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
23,639,111	152,579,547	—	1,132,871,408
At May 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,150,563,063	1,261,872,766	(129,001,358)	1,132,871,408
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,102,848,754 and $913,078,857, respectively, for the year ended May 31, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $450 for the year ended May 31, 2024.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings

Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2024.
Note 9. Significant risks
Financial sector risk
The Fund is vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Multi-Manager Value Strategies Fund  | 2024

Notes to Financial Statements (continued)
May 31, 2024
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Multi-Manager Value Strategies Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Value Strategies Fund  | 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$244,649,912
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Multi-Manager Value Strategies Fund  | 2024

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_P01_(07/24)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	July 23, 2024

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	July 23, 2024